Related Parties (Tables)	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Amounts Due from Viacom Inc
The following table presents the amounts due from Viacom Inc. in the normal course of business as reflected on the Company’s Consolidated Balance Sheets. Amounts due to Viacom Inc. were minimal at December 31, 2017 and 2016.

At December 31,	2017	2016
Receivables	$93	$113
Other assets (Receivables, noncurrent)	11	35
Total amounts due from Viacom Inc.	$104	$148